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           SUPPLEMENT DATED SEPTEMBER 24, 2004 TO BE ATTACHED TO THE
           DIVERSIFIED INVESTORS VARIABLE FUNDS/DIVERSIFIED INVESTORS
                      STRATEGIC VARIABLE FUNDS PROSPECTUS
                               DATED MAY 1, 2004

    Effective September 24, 2004, Diversified Investment Advisors, Inc. ("Diversified") terminated its Investment Subadvisory Agreement with respect to the Aggressive Equity Portfolio with McKinley Capital Management, Inc. and entered into a new Investment Subadvisory Agreement with respect to the Aggressive Equity Portfolio with Turner Investment Partners, Inc. ("Turner"). In addition, the Aggressive Equity Portfolio entered into an amendment effective September 24, 2004 to the Investment Advisory Agreement between Diversified Investors Portfolios (the "Portfolios"), on behalf of the Aggressive Equity Portfolio, and Diversified under which the annual investment advisory fee payable to Diversified is lowered from 0.97% to 0.77%. As a result of this decrease in investment advisory fees payable by the Aggressive Equity Portfolio, the annual net expenses payable by the Aggressive Equity Portfolio are expected to be 0.80% and all references in the prospectus inconsistent with this are hereby superseded. In addition, the Examples set forth on page 3, setting forth the expenses paid on a $10,000 investment in the Aggressive Equity Series based on the assumptions set forth in the prospectus and the revised Aggressive Equity Portfolio annual net expenses described above, is hereby amended to reflect the following estimated costs:

              1.10% MORTALITY AND EXPENSE RISK CHARGE:
1 year......................................................  $  193
3 years.....................................................  $  597
5 years.....................................................  $1,026
10 years....................................................  $2,222

              1.25% MORTALITY AND EXPENSE RISK CHARGE:
1 year......................................................  $  208
3 years.....................................................  $  643
5 years.....................................................  $1,103
10 years....................................................  $2,379

    The second and third sentences of the last full paragraph on page 41 of the Prospectus are hereby amended to read as follows:

    "This Portfolio invests primarily in high growth companies and focuses on large capitalization issuers. The Portfolio seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 1000 Growth Index".

    Turner was founded in 1990 and has been a registered investment advisor since 1990. The principal business address of Turner is 1205 Westlake Drive, Berwyn, Pennsylvania 19312. Robert E. Turner, Chairman/Chief Executive Officer of Turner, is the team leader responsible for the day-to-day supervision of the Aggressive Equity Portfolio on behalf of Turner. Mr. Turner has been employed by Turner since 1990.
            -------------------------------------------------------

    Effective September 24, 2004, Diversified terminated its Investment Subadvisory Agreement with respect to the Equity Growth Portfolio with RCM Capital Management, LLC. The two remaining subadvisers to the Equity Growth Portfolio, Ark Asset Management Co., Inc. ("Ark") and Marsico Capital Management, LLC ("Marsico") will manage 100% of the assets of the Portfolio. The target allocation to Ark is 65% of the Portfolio's assets and the target allocation to Marsico is 35% of the Portfolio's assets.

Form No. 2892 (Rev. 9/04)                                               33-73734
                                                                       333-08543